                                                                   EXHIBIT 23.5



              Consent of Independent Certified Public Accountants

American Realty Trust, Inc.
   Dallas, Texas

We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report dated March 14, 1997, relating to the consolidated financial statements and schedules of National Realty L.P. appearing in the Partnership's Annual Report on
Form 10-K for the year ended December 31, 1996.


                                                /s/ BDO SEIDMAN, LLP
                                                BDO Seidman, LLP


Dallas, Texas
April 25, 1997